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                       Prudential Bond Market Index Fund

                         Supplement dated May 29, 1998
                      to Prospectus dated January 23, 1998

    The following information supplements 'How the Funds Invest--Other Investments and Policies--Borrowing.'

    Prudential Bond Market Index Fund may use dollar rolls as part of its investment strategy. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will segregate with its custodian liquid assets equal in value to its obligations for dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund, which are limited to 20% of the Fund's total assets.


MF 177C (5/29/98)